UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2006 (November 6, 2006)

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-14488	76-0025431
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10811 S. Westview Circle

Building C, Suite 100

Houston, Texas 77043

(Address of Registrant’s principal executive offices)

(713) 881-8900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On November 6, 2006, a purported class action complaint was filed in the District Court of Harris County, Texas, 189th Judicial District (No. 2006-71302) by Todd Augenbaum, an alleged stockholder of Seitel, Inc., a Delaware corporation (the “Company”). The complaint names as defendants the Company and each member of its board of directors as well as ValueAct Capital Master Fund, L.P., Seitel Holdings, LLC and Seitel Acquisition Corp. The complaint is a purported class action that alleges, among other things, that (i) the defendants have breached fiduciary duties they assertedly owed to the Company’s stockholders in connection with Seitel entering into the Agreement and Plan of Merger, dated as of October 31, 2006, with Seitel Holdings, LLC and Seitel Acquisition Corp. (the “Agreement”), or aided and abetted in the breach thereof, (ii) the defendants have breached their duty of candor to the Company’s stockholders by failing to disclose material information, or aided and abetted in the breach thereof, and (iii) the merger consideration is unfair and inadequate. The plaintiffs seek, among other things, an injunction against the consummation of the merger. The Company believes that the lawsuit is without merit and intends to defend itself vigorously.

Important Additional Information Regarding the Merger will be Filed with the SEC:

Under the terms of the Agreement, Seitel Acquisition Corp. will be merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Seitel Holdings, LLC (the “Merger”). In connection with the proposed Merger, the Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Investors and security holders may obtain a free copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s security holders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Seitel, Inc., 10811 South Westview Cir. Dr., Suite 100 Building C, Houston, Texas, 77043, telephone (832) 295-8300, or from the Company’s website, www.seitel-inc.com.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2006. Stockholders and investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the Merger, which will be filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2006	SEITEL, INC.

	By:	/s/ Robert D. Monson
Robert D. Monson
President and Chief Executive Officer